ACQUISITIONS AND DISPOSITIONS	12 Months Ended
Dec. 31, 2020
ACQUISITIONS AND DISPOSITIONS
ACQUISITIONS AND DISPOSITIONS

6.           ACQUISITIONS AND DISPOSITIONS

i.            Acquisition of Chulbatkan license

On July 31, 2019, the Company announced an agreement to acquire the Chulbatkan license, containing the Udinsk development project, located in Khabarovsk Krai, Far East Russia, from N-Mining Limited (“N-Mining”), for total fixed consideration of $283.0 million. In addition, N-Mining is entitled to receive an economic participation equivalent to a 1.5% Net Smelter Return (“NSR”) royalty on future production from this Chulbatkan license, as well as $50 per ounce of future proven and probable reserves beyond the first 3.25 million of declared proven and probable ounces. Kinross will retain the right to buy-back one-third of the 1.5% NSR royalty for $10 million, subject to certain gold price related adjustments, at any time within 24 months of closing.

On January 16, 2020, the Company closed the acquisition. In accordance with an amended acquisition agreement, the first installment of $141.5 million, representing 50% of the $283.0 million fixed purchase price, plus ordinary course net working capital adjustments of $3.1 million, were paid in cash. The remaining 50% was recorded as a deferred payment obligation on the consolidated balance sheet. On January 15, 2021, in accordance with a further amended acquisition agreement to settle 100% of the final installment in cash instead of 60-100% in Kinross shares, the Company paid the remaining $141.5 million in cash.

The acquisition was accounted for as an asset acquisition, with the total purchase price of $290.5 million comprised of the $283.0 million fixed purchase price, plus $3.1 million of net working capital adjustments and transaction costs of $4.4 million, allocated as follows:

Purchase price allocation
Mineral interests - pre-development properties	$278.9
Land, plant and equipment	8.0
Total property, plant and equipment	286.9
Net working capital	3.6
Total net assets acquired	$290.5

ii.             Acquisition of 70% interest in the Peak development project

On September 30, 2020, the Company acquired a 70% interest in the Peak project in Alaska, which was 40% owned by Royal Alaska, LLC (“Royal Alaska”), a subsidiary of Royal Gold, Inc. (“Royal Gold”) and 60% owned by CORE Alaska, LLC (“CORE Alaska”), a subsidiary of Contango ORE, Inc. (“Contango”), for total cash consideration of $93.7 million. Kinross purchased 40% of Peak by acquiring Royal Alaska from Royal Gold for total cash consideration of $49.2 million, and purchased an additional 30% of Peak from CORE Alaska for total consideration of $44.5 million. The cash consideration paid to Contango includes a $1.2 million reimbursement prepayment for a new royalty on Peak silver revenues.

The acquisition was accounted for as an asset acquisition with the total purchase price of $96.9 million, comprised of cash payments of $93.7 million and total transaction costs of $3.2 million, allocated as follows:

Purchase price allocation
Mineral interests - pre-development properties	$136.5
Land, plant and equipment	0.2
Total property, plant and equipment	136.7
Other assets - net	1.2
Non-controlling interest(a)	(41.0)
Total net assets acquired	$96.9

(a)	Non-controlling interest has been recorded related to the 30% interest of Peak Gold, LLC that the Company did not acquire.

iii.            Disposition of royalty portfolio

On December 2, 2019, the Company entered into an agreement with Maverix Metals Inc. (“Maverix”) to sell a royalty portfolio of precious metals royalties.

On December 19, 2019, the Company completed the sale for total consideration of $73.9 million, including $25.0 million in cash and approximately 11.2 million common shares, representing 9.4% of the issued and outstanding common shares, of Maverix. The Company recognized a gain on disposition of $72.7 million in other income in connection with the sale. See Note 7xiii.